Exhibit 10.2

FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”) is entered into as of May 15, 2013 by and among Exopack Holding Corp., a Delaware corporation (“Holdings”), Exopack, LLC, a Delaware limited liability company (“Exopack Op Co”), Cello-Foil Products, Inc., a Michigan corporation (“Cello-Foil” and together with Exopack Op Co and any other Credit Party (as defined in the Credit Agreement) that is approved by the US Lenders (as defined in the Credit Agreement) to be a US Borrower hereunder, each, individually, a “US Borrower” and, collectively and jointly and severally, the “US Borrowers”), and Exopack-Newmarket, Ltd., an Ontario corporation (“Exopack Canada”), Exopack Performance Films Inc., an Ontario corporation (“Performance Films”, and together with Exopack Canada and any other Credit Party (as defined in the Credit Agreement) that is approved by the Canadian Lenders (as defined in the Credit Agreement) to be a Canadian Borrower hereunder, each, individually, a “Canadian Borrower” and, collectively and jointly and severally, the “Canadian Borrowers”, and together with the US Borrowers, each individually a “Borrower” and collectively (but not jointly and severally) the “Borrowers”), the other persons signatory hereto as Credit Parties, the Lenders signatory hereto, General Electric Capital Corporation, a Delaware corporation, in its capacity as US Agent for the US Lenders (“US Agent”), and GE Canada Finance Holding Company, a Nova Scotia unlimited company, in its capacity as Canadian Agent for the Canadian Lenders (“Canadian Agent”, and together with the US Agent, each individually, an “Agent” and collectively, the “Agents”).

RECITALS

A.    Borrowers, the other Credit Parties, the Lenders party thereto from time to time and Agents are parties to that certain Third Amended and Restated Credit Agreement, dated as of May 31, 2011 (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”).

B.    Borrowers have requested that Requisite Lenders amend the Credit Agreement in certain respects and Requisite Lenders have agreed to amend the Credit Agreement, subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and intending to be legally bound, the parties hereto agree as follows:

A.    AMENDMENTS

1.    Amendments to Annex A. Annex A of the Credit Agreement is hereby amended by amending and restating the following definitions in their entirety to read as follows:

“Management Services Agreement” means the consulting agreement dated May 31, 2011 between Holdings and Sun Capital Partners Management IV, LLC, as in effect on the Closing Date (other than immaterial amendments to add Affiliates of the Sponsor as parties, so long as the amounts payable thereunder do not increase).

“Sponsor” means, collectively, Sun Capital Partners III, LP, Sun Capital Partners III QP, LP, Sun Capital Partners IV, LP and Sun Capital Partners V, LP or any other affiliated investment funds which are managed or controlled by [Sun Capital Partners, Inc.] and which were formed or organized for the purpose of making debt or equity investments in other portfolio companies in the ordinary course of business.

“Restricted Payment” means, with respect to any Credit Party (a) the declaration or payment of any dividend or the incurrence of any liability to make any other payment or distribution of cash or other property or assets in respect of Stock; (b) the declaration or payment of the 2011 Dividend; (c) any payment on account of the purchase, redemption, defeasance, sinking fund or other retirement of such Credit Party’s Stock or any other payment or distribution made in respect thereof, either directly or indirectly; (d) any payment or prepayment of principal of, premium, if any, or interest,

Exhibit 10.2

fees or other charges on or with respect to, and any redemption, purchase, retirement, defeasance, sinking fund or similar payment and any claim for rescission with respect to, any Subordinated Debt; (e) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire Stock of such Credit Party now or hereafter outstanding; (f) any payment of a claim for the rescission of the purchase or sale of, or for material damages arising from the purchase or sale of, any shares of such Credit Party’s Stock or of a claim for reimbursement, indemnification or contribution arising out of or related to any such claim for damages or rescission; (g) any payment, loan, contribution, or other transfer of funds or other property to any Stockholder of such Credit Party other than payment of compensation in the ordinary course of business to Stockholders who are employees of such Credit Party; and (h) any payment of management fees (or other fees of a similar nature), out-of-pocket expenses in connection therewith and indemnities payable in connection with any management services, consulting or like agreement by such Credit Party to any Stockholder of such Credit Party or its Affiliates (other than payment of management services fees in the ordinary course of business to offset compensation expenses of individual members of management of such Credit Party, any Stockholder of such Credit Party or its Affiliates).

B.    CONDITIONS TO EFFECTIVENESS

Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, and the Borrowers shall have no rights under this Amendment, until Agents shall have received the following:

(a)    duly executed signature pages to this Amendment from the Requisite Lenders, Borrowers, Agents and each Credit Party;

(b)    a duly executed amendment to the 2011 Term Loan B Credit Agreement, in form and substance reasonably satisfactory to the Agents; and

(c)    payment of all reasonable and documented fees and expenses of Agents owing as of the date hereof pursuant to the terms of the Credit Agreement, including reasonable and documented fees and expenses of outside counsel to Agents.

C.    REPRESENTATIONS

Each Credit Party hereby represents and warrants to Lenders and Agents that:

1.    The execution, delivery and performance by such Credit Party of this Amendment (a) are within such Credit Party’s power; (b) have been duly authorized by all necessary corporate, limited liability company or limited partnership action; and (c) will not (i) violate or conflict with any laws, rules, regulations or orders of any Governmental Authority or violate, conflict with, result in a breach of, or constitute a default (with due notice or lapse of time or both) under any Contractual Obligation or organizational documents of any Credit Party or any of its Subsidiaries in each case, except if such violations, conflicts, breaches or defaults have not had and would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect or (ii) result in the creation of a Lien on any assets of any Credit Party (other than Liens subject to the Intercreditor Agreement).

2.    This Amendment has been duly executed and delivered for the benefit of or on behalf of each Credit Party and constitutes a legal, valid and binding obligation of each Credit Party, enforceable against such Credit Party in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies in general; and

3.    Both before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

Exhibit 10.2

D.    OTHER AGREEMENTS

1.    Continuing Effectiveness of Loan Documents. As amended hereby, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Credit Parties party thereto. To the extent any terms and conditions in any of the other Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Credit Agreement as modified and amended hereby. Upon the effectiveness of this Amendment such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Credit Agreement as modified and amended hereby.

2.    Reaffirmation of Guaranty. Each Guarantor consents to the execution and delivery by Borrowers of this Amendment and the consummation of the transactions described herein, and ratifies and confirms the terms of the Guaranty to which such Guarantor is a party with respect to the indebtedness now or hereafter outstanding under the Credit Agreement as amended hereby and all promissory notes issued thereunder. Each Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of Borrowers to the Lenders or any other obligation of Borrowers, or any actions now or hereafter taken by the Lenders with respect to any obligation of Borrowers, the Guaranty to which such Guarantor is a party (i) is and shall continue to be a primary obligation of such Guarantor, (ii) is and shall continue to be an absolute, unconditional, continuing and irrevocable guaranty of payment, and (iii) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of any Guarantor under the Guaranty to which such Guarantor is a party.

3.    Acknowledgment of Perfection of Security Interest. Each Credit Party hereby acknowledges that, as of the date hereof, the security interests and liens granted to Agents, on behalf of the Secured Parties, under the Credit Agreement and the other Loan Documents are in full force and effect, are properly perfected and are enforceable in accordance with the terms of the Credit Agreement and the other Loan Documents.

4.    Effect of Agreement. Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrowers to the Lenders and Agents. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

5.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.

6.    No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement and the other Loan Documents or an accord and satisfaction in regard thereto.

7.    Costs and Expenses. Borrowers, jointly and severally, agree to pay on demand all costs and expenses of Agents in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for Agents with respect thereto.

8.    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof.

Exhibit 10.2

9.    Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

10.    Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

[remainder of page intentionally left blank; signature pages follow]

Exhibit 10.2

IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

BORROWERS:

EXOPACK, LLC

By:
Name:
Title:

CELLO-FOIL PRODUCTS, INC.

By:
Name:
Title:

EXOPACK-NEWMARKET, LTD.

By:
Name:
Title:

EXOPACK PERFORMANCE FILMS INC.

By:
Name:
Title:

CREDIT PARTIES:

EXOPACK HOLDING CORP.

By:
Name:
Title:

[Signature Page to First Amendment]

EXOPACK KEY HOLDINGS, LLC

By:
Name:
Title:

TPG GROUP HOLDING CORP.

By:
Name:
Title:

TPG ENTERPRISES, INC.

By:
Name:
Title:

CELLO-FOIL HOLDING CORP.

By:
Name:
Title:

TPG (US), INC.

By:
Name:
Title:

EXOPACK-THOMASVILLE, LLC

By:
Name:
Title:

EXOPACK-HEBRON, L.L.C.

By:
Name:
Title:

[Signature Page to First Amendment]

EXOPACK-ONTARIO, INC.

By:
Name:
Title:

EXOPACK-TECHNOLOGY, LLC

By:
Name:
Title:

THE PACKAGING GROUP (CANADA) CORPORATION

By:
Name:
Title:

EXOPACK ADVANCED COATINGS, LLC

By:     _
Name:
Title:

INTELICOAT TECHNOLOGIES IMAGE PRODUCTS MATTHEWS LLC

By:
Name
Title:

[Signature Page to First Amendment]

GENERAL ELECTRIC CAPITAL
CORPORATION, as US Agent, US L/C Issuer,
a US Tranche A Lender and a US Tranche A1 Lender

By: ______________________________________
Name:
Title: Its Duly Authorized Signatory

GE CANADA FINANCE HOLDING COMPANY,
a Nova Scotia unlimited liability company, as Canadian Agent, Canadian L/C Issuer, a Canadian Tranche A Lender and a Canadian Tranche A1 Lender

By:______________________________________
Name:
Title: Its Duly Authorized Signatory

[Signature Page to First Amendment]